UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 19, 2020

SJW Group
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SJW	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On May 19, 2020, the Board of Directors (the “Board”) of SJW Group (the “Company”) appointed Carl Guardino as a member of the Board, effective immediately. The Board also appointed Mr. Guardino to the Sustainability Committee of the Board and he was also appointed to serve on the Board of Directors of San Jose Water Company, a wholly owned subsidiary of the Company.

Mr. Guardino is President and Chief Executive Officer of the Silicon Valley Leadership Group (“SVLG”), a non-profit public policy trade association that represents more than 350 Silicon Valley employers. He has been serving as the President and Chief Executive Officers of SVLG since 1997 and served as Vice President from 1991 and 1995. Since 2002, he has also served as Executive Director of Silicon Valley Leadership Group Foundation (“SVLG Foundation”), a nonprofit organization. Mr. Guardino has announced his retirement from SVLG and SVLG Foundation, effective upon the hiring of his successor. In 2007, the Governor of California appointed Mr. Guardino as a Commissioner of the California Transportation Commission, and he is currently serving his fourth term. He also held an executive position in governmental affairs with Hewlett-Packard Corporation from 1995 to 1997. From 1987 to 1990, he served as Chief Assistant for California State Assemblyman Rusty Areias. Mr. Guardino received a Bachelor of Arts in political science from San Jose State University where he is a Distinguished Alumnus.

Mr. Guardino will participate in the non-employee director compensation program of the Company and its subsidiaries, as more fully described under the heading “Compensation of Directors” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 10, 2020. In addition, the Company entered into a director and officer indemnification agreement with Mr. Guardino, in the form filed as Exhibit 10.62 of the Company’s Form 10-K filed with the Securities and Exchange Commission on March 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW GROUP

Date: May 20, 2020	/s/ James P. Lynch
James P. Lynch, Chief Financial Officer and Treasurer